Simple Agreement for Future Equitys (SAFE)	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Fair Value Disclosures [Abstract]
Simple Agreement for Future Equity (SAFE)

5.Simple Agreement for Future Equity (SAFE)

SAFEs represent financing instruments with characteristics of both debt and equity. The Company accounts for its SAFEs in accordance with ASC 480, Distinguishing Liabilities from Equity. Through September 22, 2025, the Company had outstanding SAFEs that met the definition of a liability, as the instruments included terms that affected conversion based on the next round of financing and provided for potential cash settlement upon the occurrence of certain liquidity events. Accordingly, the SAFEs were recorded as liabilities at fair value.

The SAFE liability was remeasured at each balance sheet date until the occurrence of a triggering event, including an equity financing, change in control, or dissolution, with changes in fair value recognized in the consolidated statements of operations and comprehensive loss. The fair value estimate incorporated significant unobservable inputs and was classified as a Level 3 measurement within the fair value hierarchy. The valuation considered probability-weighted outcomes under various scenarios, including: (i) an equity financing in which the SAFEs would convert into convertible preferred stock; (ii) a liquidity event in which SAFE holders would receive the greater of the cash-out amount or the amount payable based on the number of shares of common stock equal to the purchase amount divided by the liquidity price; and (iii) a dissolution event in which SAFE holders would receive a portion of the remaining cash.

The Company recognized the change in fair value of the SAFE liability in earnings; for the three and six months ended June 30, 2025, this resulted in a net loss of approximately $0.9 million, presented within other income (expense) as change in fair value of SAFE liability. The fair value of the SAFEs was estimated using a Probability-Weighted Expected Return Method using the following inputs at June 30, 2025:

Multiple scenarios expected term (in years)	0.38 - 0.50
Volatility	60.0%
Discount rate	18.3%
Probability of equity financing	75.0%
Probability of liquidity event	20.0%
Probability of dissolution	5.0%

On September 22, 2025, in connection with the issuance of Series A-1 convertible preferred stock, all outstanding SAFEs automatically converted into shares of Series A preferred stock in accordance with their terms. No SAFEs were outstanding as of June 30, 2026.

The Company did not incur any issuance costs related to SAFEs during the three and six months ended June 30, 2026 or the year ended December 31, 2025.

6.	SAFEs

From November 2023 through December 2024, the Company issued Simple Agreements for Future Equity (“SAFEs”) with an aggregate purchase amount of $3.1 million. The SAFEs provide for automatic conversion upon an equity financing and specified rights upon a liquidity or dissolution event.

Upon the initial closing of the next equity financing prior to termination of the SAFEs, each SAFE was automatically converted into a number of shares of the Company’s convertible preferred stock. For each tranche, the conversion price was the lower of (a) the price per share paid by the new money investors in the equity financing, and (b) the SAFE price determined for that tranche in accordance with its terms, which was calculated based on the stated post-money valuation cap and the Company’s capitalization immediately prior to the financing and/or the applicable discount rate.

If a liquidity event (including a change of control, direct listing, or initial public offering) occurred prior to termination of the SAFEs, each investor would have been entitled, immediately prior to such event and subject to the liquidation priority described below, to receive the greater of: (1) a cash payment equal to the purchase amount (the “cash-out amount”), or (2) the consideration payable in respect of a number of shares of common stock equal to the purchase amount divided by the “liquidity price,” which would have been determined by reference to the applicable post-money valuation cap for the tranche and the liquidity capitalization at the time of the event. If a dissolution event occurred prior to termination, each investor would have been entitled, subject to the liquidation priority, to receive proceeds equal to the cash-out amount.

The SAFEs do not bear interest, have no stated maturity date, and do not provide dividend or participation rights prior to conversion. In a liquidity or dissolution event, the SAFEs are intended to operate like non-participating convertible preferred stock with the following priority: junior to all outstanding indebtedness and other creditor claims; on par with other SAFEs and the Company’s convertible preferred stock; and senior to the Company’s common stock and any other equity securities that are not SAFEs or convertible preferred stock.

Until their settlement and conversion into the Company’s Series A convertible preferred stock in September 2025, the SAFEs were classified as liabilities based on their contractual terms and recorded at fair value as a non-current liability in the consolidated balance sheets. Changes in fair value are recognized in earnings within other income (expense) in the accompanying consolidated statement of operations and comprehensive loss. The Company expensed issuance costs related to the SAFEs as incurred. Refer to Note 4 for additional information regarding the fair value measurement of the SAFEs.